SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    February 20, 2004
                                                 ------------------------------




                              AMAZON BIOTECH, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Utah                          0-26753                  87-0416131
----------------------------       ------------------       -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                          Identification No.)


                  43 WEST 33RD STREET, NEW YORK, NEW YORK 10001
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (212) 695-3003
                                                   ------------------

                                ASYST CORPORATION
                  6170 South 380 west, #250, Murray, Utah 84107
          (Former name or former address, if changed since last report)

ITEM  1. CHANGES IN CONTROL OF REGISTRANT.

      See Item 2.

ITEM  2. ACQUISITION OR DISPOSITION OF ASSETS.

      ACQUISITION OF AMAZON BIOTECH, INC. On February 20, 2004, Amazon Biotech, Inc., a Utah corporation formerly known as Asyst Corporation, acquired 100% of the outstanding common stock of Amazon Biotech, Inc., a Delaware corporation pursuant to a securities purchase agreement and plan of reorganization. Under the plan of reorganization, Amazon (Utah) issued 16,000,000 shares of its common stock to the stockholders of Amazon (Delaware) in exchange for all of the outstanding shares of common stock of Amazon (Delaware). Pursuant to the plan of reorganization, 131,250 shares of Amazon (Utah) common stock were cancelled. Upon the completion of the reorganization, Angelo Chinnici, M.D. and Philip Drachman, the directors of Amazon (Delaware), were appointed as directors of Amazon (Utah).

      THE BUSINESS OF AMAZON BIOTECH

      Amazon Biotech is a newly established pharmaceutical company currently producing Abavca/AMZ 0026, a potential immunomodulator drug developed for use in the treatment of the HIV virus, and a topical natural hair-growth product. Amazon Biotech recently acquired the rights to the Abavca/AMZ 0026 product line from Advanced Plant Pharmaceuticals, Inc Amazon Biotech intends to initiate Phase II clinical studies of Abavca/AMZ 0026 in the near future, with an eventual goal of a joint venture with another pharmaceutical company in Phase III trials.

ITEM  3. BANKRUPTCY OR RECEIVERSHIP.

      Not applicable.

ITEM  4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not applicable.

ITEM  5. OTHER EVENTS.

      CHANGE IN ADDRESS OF PRINCIPAL EXECUTIVE OFFICE. We have moved our principal executive offices to the following address:

      Amazon Biotech, Inc.
      43 Wet 33rd Street
      New York, NY 10001
      (212) 695-3003

ITEM  6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

      Not applicable.

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of businesses acquired.


         INDEPENDENT AUDITORS' REPORT                                        F1

         FINANCIAL STATEMENTS OF AMAZON BIOTECH, INC.

           Balance Sheet                                                     F2
           Statement of Operations                                           F3
           Statement of Cash Flows                                           F4
           Statement of Changes in Stockholders' Equity                      F5



         NOTES TO FINANCIAL STATEMENTS                                    F6-F7

                                   INDEPENDENT AUDITORS' REPORT
                                   ----------------------------


To the Board of Directors of Amazon Biotech, Inc.

I have audited the accompanying balance sheet of Amazon Biotech, Inc. (A Development Stage Company) as of January 31, 2004 and the related statements of operations, changes in stockholders' deficit and cash flows for the period from October 10, 2002 (Inception) through January 31, 2004. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amazon Biotech, Inc. as of January 31, 2004, and the results of its operations and its cash flows for the period from October 10, 2002 (Inception) through January 31, 2004, in conformity with accounting principles generally accepted in the United States of America.


                                                 /s/ Larry O'Donnell, CPA, P.C.



April 19, 2004
Aurora, Colorado


                                       F1

                              AMAZON BIOTECH, INC.
                          (A Development Stage Company)

                                 BALANCE SHEETS
                                     ASSETS


                                                                        Jan. 31
                                                                          2004
                                                                        --------

         Current Assets:                                               $   -0-

         Plant, Property and Equipment:                                    -0-

         Other Assets:
           Organization costs - net-                                       -0-
            Product rights                                                 300
                                                                       --------

         TOTAL ASSETS                                                  $   300
                                                                       ========


                               LIABILITIES AND STOCKHOLDERS' EQUITY

         Current Liabilities:                                            $ -0-

         Stockholders' Equity:
           Common Stock: 20,000,000 shares
           Authorized; $.0001 par value;
           16,000,000 shares outstanding                                 1,600
           Deficit accumulated during
           The development stage
         (1,300)                                                       --------

             Total Stockholders' Equity                                    300
                                                                       --------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $   300
                                                                       ========

      The accompanying notes are an integral part of the financial statements.


                                       F2

                              AMAZON BIOTECH, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
                            For the Periods as Noted


                                                              October 10, 2002
                                                               (Inception) to
                                                              January 31, 2004
                                                               --------------

         Revenues:                                             $         -0-
                                                               --------------

         Costs and Expenses:
           General and Administrative                                  1,300
                                                               --------------

         Net (Loss) from Operations                                    1,300

         Other Income (Expense)                                         -0-
                                                               --------------

         Net (Loss)                                            $       1,300
                                                               ==============

         (Loss) per common share $ -0-
                                                               ==============

         Weighted Average
         Shares Outstanding                                       16,000,000
                                                               ==============

      The accompanying notes are an integral part of the financial statements.


                                       F3

                              AMAZON BIOTECH, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS
                            For the Periods as Noted



                                                                October 10, 2002
                                                                 (Inception) to
                                                                January 31, 2004
                                                                 --------------


         Cash Flows from Operating Activities
          Net loss                                               $    (1,300)


          Adjustments to reconcile net loss to net cash
           provided by operating activities
             Common stock issued for services                          1,300
                                                                 --------------
         Net cash flows from operating activities                $       -0-

         Cash Flows from
              Investing Activities                                       -0-

         Cash Flows from
              Financing Activities                                       -0-
         Shareholder contribution                                        -0-
                                                                 --------------

         Net Increase (Decrease)                                         -0-

         Beginning Cash Balance                                          -0-
                                                                 --------------

         Cash Balance - End of Period                            $       -0-
                                                                 ==============



         Supplemental disclosure of noncash investing and financing activities:

         Common Stock issued
         for Services                                           $      1,300
                                                                ==============
         Common Stock issued for product rights                 $        300
                                                                ==============



      The accompanying notes are an integral part of the financial statements.


                                       F4

                              AMAZON BIOTECH, INC.
                          (A Development Stage Company)


                STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY For
                     the Period October 10, 2002 (Inception)
                               to January 31, 2004


                            Common Stock                              Deficit
               ----------------------------------                   Accumulated
                                                         Paid-in       from
                                 Shares      Amount     (Deficit)   Inception
                              -----------   --------   ---------   -----------
       Balances
       October 10, 2002              -0-    $    -0-   $     -0-     $   -0-

       Common stock issued
       For services           13,000,000       1,300

       Common stock issued
       For product rights      3,000,000         300

       Net Income 1-31-04            -0-         -0-         -0-         (1,300)
                               ----------    --------   ---------   ------------

       Balance 1-31-04        16,000,000       1,600         -0-         (1,300)


      The accompanying notes are an integral part of the financial statements.


                                       F5

                              AMAZON BIOTECH, INC.
                          (A Development Stage Company)

                  NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
                                January 31, 2004


NOTE 1: THE COMPANY

Organization and Nature of Operations- The financial statements presented are those of Amazon Biotech, Inc., a Delaware corporation. The Company is a development stage company with no operations. The Company has developed a product called AMZ 0026, which has an FDA approved IND for Phase I/II clinical studies for HIV/AIDS. The product was developed by a group of scientists after more than 15 years of research and over $15 million investment. It is a whole plant pharmaceutical product consisting of 11 plants. Its principal executive offices are located at 43 West 33rd Street, New York, New York 10001. Amazon Biotech, Inc. was initially incorporated in the state of Delaware on October 10, 2002 as Healthy Cholesterol, Inc. The Company changed its name to Amazon Biotech on May 15, 2003.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.


                                       F6

Income Taxes - The Company provides for income taxes using the asset and liability method as prescribed by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Statement of Cash Flows - For purposes of the statement of cash flows, the Company considers all highly liquid instruments with an original maturity of three months or less to be cash equivalents.

Comprehensive Income - The Company adopted Statement of Financial Accounting Standards (SFAS) No. 130 Reporting Comprehensive Income, effective April 1, 1998. SFAS No. 130 establishes standards for reporting comprehensive income and its components (revenues, expenses, gains and losses). Components of comprehensive income are net income and all other non-owner changes in equity. SFAS No. 130 requires an enterprise to (a) classify items of other comprehensive income by their nature in a financial statement, and (b) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. The Company has no items of comprehensive income at January 31, 2004.

NOTE 3: STOCKHOLDERS' EQUITY

Common Stock - 13,000,000 shares of common stock have been issued at $0.0001 in exchange for services performed. 3,000,000 shares of common stock have been issued at $0.0001 in exchange the rights to ABAVCA.


                                       F7

(b) Pro Forma Financial Information.

 Introduction to Unaudited Pro Forma Condensed Combined
    Financial Information                                                 F8
 Unaudited Pro forma Condensed Combined Balance Sheet
    as of January 31, 2004                                                F9
 Unaudited Pro forma Condensed Combined Statement of Operations
    for the six months ended January 31, 2004                            F10



                              AMAZON BIOTECH, INC.

             INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED

                              FINANCIAL INFORMATION

The following Unaudited proforma condensed combined balance sheet as of January 31, 2004 and the Unaudited pro forma condensed combined statement of operations for the six months ended January 31, 2004 are based on the historical financial statements of Asyst Corporation (the "Company") and Amazon Biotech, Inc.
("Amazon") and give effect to the proforma adjustments described herein as though the acquisition of Amazon dated February 20, 2004 had been consummated at January 31, 2003 for the Unaudited condensed combined balance sheet and at October 10, 2002 (Inception of Amazon) for the Unaudited condensed combined statement of operations for the year ended January 31, 2004.

The Unaudited pro forma condensed combined financial statements should be read in conjunction with the notes thereto and with the historical financial statements of Asyst Corporation, as filed on March 24, 2004, on Form 10-QSB and the historical financial statements of Amazon, included elsewhere herein. The Unaudited pro forma combined financial statements are not necessarily indicative of the Company's combined financial position or results of operations that would have been achieved had the acquisition been consummated at January 31, 2003 for the Unaudited condensed combined balance sheet, and at October 10, 2002 for the Unaudited condensed combined statements of operations for the year ended January 31, 2004.

Since the stockholders of Amazon Biotech owned approximately 99% of the outstanding voting shares of the Company after giving effect to the merger, and since the Company was a development stage company with limited operations before the merger, Amazon Biotech is deemed to be the acquirer for accounting purposes (reverse acquisition), and the transaction will be reflected as a capital transaction in substance, rather than a business combination.

The unaudited pro forma financial information reflects the Company's best estimates; however, the actual amounts may differ from the pro forma amounts.



                                       F8

                              AMAZON BIOTECH, INC.
                          (A Development Stage Company)

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                                  BALANCE SHEET

                                         January 31, 2004
         --------------------------------------------------------------------------------
                                                                                              Pro forma
                                                 Asyst           Amazon         Pro forma      Balance
                                                 Corporation     Bitech Inc    Adjustments      Sheet
                                                 ------------------------------------------------------
         ASSETS

         Current Assets:                           $   -0-         $ -0-                       $    -0-

         Plant, Property and Equipment:                -0-           -0-                            -0-

         Other Assets:
              Organization costs - net-                -0-           -0-                            -0-
               Product righrs                                        300                            300
                                                   -------        ------                          ------

         TOTAL ASSETS                              $   -0-        $  300                         $  300
                                                   =======        ======                         ======

         LIABILITIES

         Current Liabilities:
           Accounts payable                       $ 43,983                                    $ 43,983
           Shareholder loan                         30,979                                      30,979
           Bank overdraft balance                    2,093                                       2,093
                                                  --------                                    --------
             Total Current Liabilities              77,055        $ -0-                       $ 77,055
                                                  --------        ------                      --------

         Other Liabilities                             -0-          -0-                            -0-
                                                  --------        ------                      --------

         TOTAL LIABILITIES                          77,055          -0-                       $ 77,055
                                                  --------        ------                      --------

         STOCKHOLDERS' EQUITY

           Common Stock                               449       1,600            (445)           1,604

         Additional Paid in Capital                298,493                     (375,552)       (77,059)
         Deficit accumulated during
         The development stage                    (375,997)       (1,300)       375,997         (1,300)
                                                  ---------       ------                      ---------

             Total Stockholders' Deficit           (77,055)         -0-                        (76,755)
                                                  ---------       ------                      ---------

         TOTAL LIABILITIES AND
                    STOCKHOLDERS' EQUITY          $    -0-        $  300                      $    300
                                                  =========       ======                      =========



                                                F9

                              AMAZON BIOTECH, INC.
                          (A Development Stage Company)

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS

                             For the Year Ended January 31, 2004
                          --------------------------------------------------------------------------------

                                                                   Amazon
                                                                 Biotech, Inc.
                                                    Asyst         From 10/20
                                                 Corporation        200
                                                 For the Six     (Inception)
                                                 Months Ended      Through                    Pro forma
                                                 January 31,     January 31,    Pro forma    Statement of
                                                    2004            2004       Adjustments    Operations
                                                 ------------------------------------------------------
         Revenues:                                $      -0-      $      -0-                  $      -0-
                                                  ----------      ----------                  ----------

         Costs and Expenses:
           General and Administrative                  9,646             1,300                    10,946
                                                  ----------      ----------                  ----------

         Net (Loss) from Operations                   (9,646)           (1,300)                  (10,946)

         Other Income (Expense)                          -0-             -0-                         -0-
                                                  ----------      ----------                  ----------

         Net (Loss)                               $  (9,646)      $     (1,300)               $   (10,946)
                                                  ==========        ==========                ==========

         (Loss) per common share                                                              $    (0.00)
                                                                                              ==========

         Weighted Average
         Shares Outstanding                                                                   16,037,632
                                                                                              ==========


                                                F10

      (c)   Exhibits.

      2.1 Securities Purchase Agreement and Plan of Reorganization by and among Asyst Corporation, Amazon Biotech, Inc., Silvestre Hutchinson, and the stockholders of Amazon Biotech, Inc., dated as of February 20, 2004. (Previously filed).

ITEM  8. CHANGE IN FISCAL YEAR.

      Not applicable.

ITEM  9. REGULATION FD DISCLOSURE.

      Not applicable.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ASYST CORPORATION
                                 (Registrant)


Date:  May 7, 2004               By: /s/ Angelo A. Chinnici
                                     ------------------------------------------
                                     Angelo A. Chinnici, Chief Executive Officer



                                      -14-